EXHIBIT 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement (herein, this “Amendment”) is entered into as of October 31, 2014, by and among CAREER EDUCATION CORPORATION, a Delaware corporation (the “Company”), CEC EDUCATIONAL SERVICES, LLC, an Illinois limited liability company (“CECE”; the Company and CECE shall be referred to herein as the “Borrowers” and individually as a “Borrower”), certain of the direct and indirect Domestic Subsidiaries of the Company, as Subsidiary Guarantors (the Borrowers and the Subsidiary Guarantors collectively referred to herein as the “Loan Parties”), and BMO Harris Bank N.A., in its capacity as Administrative Agent, L/C Issuer and the sole Lender (in such capacities, “BMO Harris”).

PRELIMINARY STATEMENTS

A. The Borrowers, the Subsidiary Guarantors and BMO Harris entered into a certain Amended and Restated Credit Agreement, dated as of December 30, 2013 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Borrowers have requested that BMO Harris increase the Aggregate Commitments from $70,000,000 to $120,000,000 and make certain other amendments to the Credit Agreement, and BMO Harris is willing to do so under the terms and conditions set forth in this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended, effective as of the date hereof, as follows:

1.1. The defined terms “Aggregate Commitments”, “Applicable Rate” and “Domestic Cash” appearing in Section 1.01 of the Credit Agreement shall be amended and restated to read in their entirety as follows:

“Aggregate Commitments” means the Commitments of all the Lenders, which as of October 31, 2014 equals $120,000,000 in the aggregate.

“Applicable Rate” means with respect to (a) Base Rate Loans, 0.50% per annum, (b) Eurodollar Rate Loans and the Letter of Credit Fee for Letters of Credit (other than Existing Letters of Credit), 1.50% per annum, (c) the Letter of Credit Fee for Existing Letters of Credit, 0.75% per annum, and (d) the commitment fees payable under Section 2.09, 0.25% per annum.

“Domestic Cash” means, at any time the same is determined, the sum of (i) unrestricted cash and Cash Equivalents of the Loan Parties and their Domestic Subsidiaries maintained at financial institutions located in the United States at such time, plus (ii) unrestricted Investments of the Loan Parties and their Domestic Subsidiaries permitted by Section 7.02(a)(ii) and Section 7.02(a)(iii) constituting marketable securities maintained at financial institutions located in the United States at such time, plus (iii) the aggregate amount of Lease Buybacks from October 1, 2014 to such date of determination to the extent permitted by Section 7.11(b).

1.2. Section 1.01 of the Credit Agreement shall be further amended by inserting new defined terms “Average Domestic Cash”, “Existing Letter of Credit”, and “Lease Buyouts” in their appropriate alphabetical order to read in their entirety as follows:

“Average Domestic Cash” means, at any time the same is to be determined, an amount equal to (a) the sum of the Domestic Cash as of the last day for each of the three most recent months then ended, divided by (b) three (3).

“Existing Letter of Credit” means each Letter of Credit outstanding as of October 31, 2014, as such Letter of Credit may be renewed, extended, or modified from time to time; provided, that if the stated amount of such Letter of Credit is increased (whether in connection with an extension, renewal or otherwise), such Letter of Credit shall no longer be deemed to be an Existing Letter of Credit at the time of such increase for purposes of the defined term “Applicable Rate”.

“Lease Buyouts” means the cash payments paid by the Company and its Subsidiaries in connection with the buyout of leases for campus locations and other facilities.

1.3. Section 6.01(c) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

(c) as soon as available, but in any event within 30 days after the end of each month, the Company shall deliver to the Administrative Agent and the Lenders a report showing the cash balances of the Company and its Subsidiaries as of the last day of such month (including a separate line item for Domestic Cash) together with the average cash balances of the Company and its Subsidiaries as of the last day of the month for each of the three most recent months then ended.

1.4. Section 6.02(b) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

(b) concurrently with the delivery of the cash balance reports referred to in Section 6.01(c), a duly completed Compliance Certificate signed by a Responsible Officer of the Company;

1.5. Section 7.11 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

7.11 Minimum Average Domestic Cash; Maximum Lease Buyouts.

(a) Minimum Average Domestic Cash. Permit, as of the last day of each month, commencing with October 31, 2014, the Average Domestic Cash to be less than $190,000,000.

(b) Maximum Lease Buyouts. Permit, at any date the same may be determined, the aggregate amount of Lease Buyouts to exceed (i) $10,000,000 for the period commencing October 1, 2014 through the date of determination, if such date occurs on or prior to December 31, 2014, (ii) $15,000,000 in the aggregate for the period commencing October 1, 2014 through the date of determination, if such date occurs after December 31, 2014 but on or prior to March 31, 2015, (iii) $20,000,000 in the aggregate for the period commencing October 1, 2014 through the date of determination, if such date occurs after March 31, 2015 but on or prior to June 30, 2015, and (iv) $25,000,000 in the aggregate for the period commencing October 1, 2014 through the date of determination, if such date occurs after September 30, 2015 but on or prior to the Maturity Date.

1.6. The Schedules to the Credit Agreement shall be amended and replaced by the Schedules attached hereto.

1.7. Exhibit C to the Credit Agreement shall be amended and replaced by Exhibit C attached hereto.

SECTION 2. CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Loan Parties and BMO Harris shall have executed and delivered this Amendment.

2.2. BMO Harris shall have received copies of resolutions of each Loan Parties’ Board of Directors (or similar governing body) authorizing the execution, delivery and performance of this Amendment, together with specimen signatures of the persons authorized to execute such documents on each Loan Parties’ behalf, all certified in each instance by its Secretary or Assistant Secretary (or comparable Responsible Officer).

2.3. BMO Harris shall have received copies of the certificates of good standing for each Loan Party (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of the state of its incorporation or organization, and with respect to the Company, the State of Illinois.

2.4. BMO Harris shall have received the favorable written opinion of counsel to each Loan Party, in form and substance reasonably satisfactory to BMO Harris.

2.5. BMO Harris shall have received a non-refundable upfront fee in the amount of $250,000.

2.6. BMO Harris shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent BMO Harris or its counsel may reasonably request.

2.7. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Bank and its counsel.

SECTION 3. REPRESENTATIONS.

3.1. In order to induce BMO Harris to execute and deliver this Amendment, the Loan Parties hereby represents to BMO Harris that as of the date hereof (a) the representations and warranties set forth in Article V of the Credit Agreement are and shall be and remain true and correct in all material respects (without duplication of materiality qualifiers) (except that the representations contained in Section 5.05 shall be deemed to refer to the most recent Audited Financial Statements and unaudited consolidated financial statements of the Company and its Subsidiaries delivered to BMO Harris) and (b) no Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

3.2. Each of the certificate of incorporation and bylaws of the Company as previously provided with the Assistant Corporate Secretary’s Certificate, dated as of December 30, 2013, remains in full force and effect in accordance with its terms as of the date hereof. Each of the articles of organization and operating agreement of CECE as previously provided with that certain Secretary’s Certificate, dated as of December 30, 2013, remains in full force and effect in accordance with its terms as of the date hereof.

3.3. Each of the articles of incorporation (or equivalent organizing document) of each Subsidiary Guarantor (other than Sanford-Brown Group, Inc., f/k/a International Academy of Merchandising & Design, Ltd.) as previously provided with that certain Subsidiary Guarantors’ Officers’ Certificate, dated as of December 27, 2012, remains in full force and effect in accordance with its terms as of the date hereof. Each of the operating agreements or bylaws, as applicable, of each Subsidiary Guarantor as previously provided with that certain Subsidiary Guarantors’ Officers’ Certificate, dated as of December 27, 2012, remains in full force and effect in accordance with its terms as of the date hereof.

SECTION 4. MISCELLANEOUS.

4.1. CECE heretofore executed and delivered to BMO Harris that certain Security Agreement, as amended. The Borrowers hereby acknowledge and agree that the Liens created and provided for by the Security Agreement continue to secure the Secured Obligations (as defined in the Security Agreement); and the Security Agreement and the rights and remedies of BMO Harris thereunder, the obligations of CECE thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the Liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3. The Borrowers agrees to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for BMO Harris, in each case as required under Section 11.04 of the Credit Agreement.

4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This First Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

“BORROWERS” CAREER EDUCATION CORPORATION

By:	/s/ Reid E. Simpson
Name: Reid E. Simpson
Title: Senior Vice President, Chief Financial Officer

CEC EDUCATIONAL SERVICES, LLC

By:	/s/ Reid E. Simpson
Name: Reid E. Simpson
Title: President and Chief Executive Officer

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

“GUARANTORS”

AMERICAN INTERCONTINENTAL UNIVERSITY, INC.
BRIARCLIFFE COLLEGE, INC.
COLORADO TECHNICAL UNIVERSITY, INC.
INTERNATIONAL ACADEMY OF MERCHANDISING & DESIGN, INC.
SANFORD-BROWN GROUP, INC. (f/k/a International Academy of Merchandising & Design, Ltd.)
SANFORD-BROWN, LIMITED
SCOTTSDALE CULINARY INSTITUTE, LTD.

By:	/s/ Reid E. Simpson
Name: Reid E. Simpson
Title: Vice President and Chief Financial Officer

AIU ONLINE, LLC LE CORDON BLEU NORTH AMERICA, LLC

By:	/s/ Reid E. Simpson
Name: Reid E. Simpson
Title: Vice President and Chief Financial Officer

MARLIN ACQUISITION CORP.

By:	/s/ Reid E. Simpson
Name: Reid E. Simpson
Title: President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Accepted and agreed to.

BMO Harris Bank N.A., in its capacity as Administrative Agent, L/C Issuer and sole Lender

By	/s/ John R. Smart

Name	John R. Smart
Title	Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
BMO Harris Bank N.A.	$120,000,000	100.00%
Total	$120,000,000	100.00%

SCHEDULE 2.02

MATERIAL DOMESTIC SUBSIDIARIES

American InterContinental University, Inc.

AIU Online, LLC

International Academy of Merchandising & Design, Inc.

Sanford-Brown Group, Inc.

Marlin Acquisition Corp.

Scottsdale Culinary Institute, Ltd.

Le Cordon Bleu North America, LLC

Briarcliffe College, Inc.

Sanford-Brown, Limited

Colorado Technical University, Inc.

SCHEDULE 5.06

LITIGATION

On September 18, 2014, the Minnesota Attorney General (“MN AG”) issued a Civil Investigative Demand (“CID”) to Brown College. The CID relates to the MN AG’s investigation of whether Brown College has complied with certain Minnesota state consumer protection laws. Pursuant to the CID, the MN AG has requested detailed information on a broad spectrum of business practices, including student recruitment and enrollment, externships, programmatic accreditation, student employment outcomes, placement rates of graduates and other organizational information. The documents and information sought by the MN AG in connection with its investigation cover the time period from January 1, 2010 to the present. The Company is cooperating with the MN AG’s office with a view towards resolving this inquiry as promptly as possible.

SCHEDULE 5.09

ENVIRONMENTAL MATTERS

None.

SCHEDULE 5.13

SUBSIDIARIES; OTHER EQUITY INVESTMENTS;

EQUITY INTERESTS IN THE BORROWER

Part (a). Subsidiaries.

“The Katharine Gibbs Corporation—Melville”

AIU Online, LLC

American InterContinental University, Inc.

American InterContinental University-London, Ltd. U.S.

Briarcliffe College, Inc.

Brooks Institute of Photography, L.L.C.

California Culinary Academy, Inc.

California Culinary Academy, LLC

Career Education Student Finance LLC

CEC Educational Services, LLC

CEC Employee Group, LLC

CEC Europe, LLC

CEC Food and Beverage LLC

CEC Leasing, LLC

CEC Real Estate Holding, Inc.

Colorado Tech, Inc.

Colorado Technical University, Inc.

Education and Training, Incorporated

Harrington Institute of Interior Design, Inc.

International Academy of Design & Technology Nashville, LLC

International Academy of Design & Technology-Detroit, Inc.

International Academy of Merchandising & Design, Inc.

Kitchen Academy, Inc.

LCB Culinary Schools, LLC

Le Cordon Bleu College Of Culinary Arts, Inc., A Private Two-Year College

Le Cordon Bleu North America, LLC

Market Direct, Inc.

Marlin Acquisition Corp.

Missouri College, Inc.

Sanford-Brown College, Inc., A Private Two-Year College

Sanford-Brown College, LLC

Sanford-Brown Group, Inc.

Sanford-Brown MN, Inc.

Sanford-Brown, Limited

SBC Health Midwest, Inc.

School of Computer Technology, Inc.

Scottsdale Culinary Institute, Ltd.

TCA Beverages, LLC

TCA Group, LLC

The Cooking and Hospitality Institute of Chicago, Inc.

The Katharine Gibbs School of Norwalk, Inc.

The Katharine Gibbs School of Providence, Inc.

Words of Wisdom, LLC

Part (b). Other Equity Investments.

1.	CCKF, Limited (Ireland) - 15% Equity Ownership
2.	SIMTICS Limited (New Zealand) - < 10% Equity Ownership

SCHEDULE 5.17

INTELLECTUAL PROPERTY MATTERS

American University (a Washington, DC not-for-profit educational institution) has instituted administrative proceedings in the Trademark Trial and Appeal Board seeking to prevent Career Education Corporation from registering marks using the phrase “American InterContinental University”.

SCHEDULE 5.19

TITLE IV MATTERS

None.

SCHEDULE 7.01

EXISTING LIENS

Career Education Corporation

JURISDICTION	SEARCH DATE	TYPE OF SEARCH	FILING NO.	FILING DATE	SECURED PARTY	COLLATERAL TYPE

Delaware Secretary of State	12/10/13 through 9/26/14	UCC	20093487557	10/30/09	Zeno Office Solutions	Specific Equipment pursuant to lease

			20101515182	4/30/10	General Electric Capital Corporation	All equipment leased to or financed for the Debtor by Secured Party

			20103121815	9/8/10	Macquarie Equipment Finance, LLC	Specific Equipment pursuant to lease

			20104660597	12/31/10	Macquarie Equipment Finance, LLC	Specific Equipment pursuant to lease

			20110170996	1/15/11	Macquarie Equipment Finance, LLC	Specific Equipment pursuant to lease

			20111477267	4/20/11	Macquarie Equipment Finance, LLC	Specific Equipment pursuant to lease

			20111477275	4/20/11	Macquarie Equipment Finance, LLC	Specific Equipment pursuant to lease

			20132471051	6/27/13	CIT Finance LLC and EMC Corporation	Specific equipment

			20132617497	7/9/13		Termination of 20132471051 [Authorized by EMC Corporation]

Cook County Circuit Court, Illinois	12/10/13 through 10/1/14	Local Defendant Suits	2011-CH-41973	12/7/11	Bangari Kharran et al	Case Type: Breach of Fiduciary Duty and Abuse of Control

			2012-L-011444	10/9/12	Brust Robert Et Al	Case: Personal Injury (Motor Vehicle) (Wrongful Death)

			213-CH-27421	12/11/13	Axis Insurance Company	Case: Declaratory Judgment

American Intercontinental University, Inc.

JURISDICTION	TYPE OF SEARCH	THROUGH DATE	SECURED PARTY	FILING NO./DATE	COLLATERAL

Georgia Clerks Authority	UCC	12/10/13 through 10/1/14	GreatAmerica Leasing Corporation	0072009017794 9/30/09	Various postage machines and all products, proceeds and attachments
			US Bancorp	0072009018469 10/9/09	Specific equipment
			Docuteam Inc.	0072009018865 10/19/09	Various Sharp copier, printer and fax systems and all products, proceeds and attachments
			Docuteam, Inc.	0072010017431 9/14/10	Various Sharp and Kyocera copiers, printers, faxes and accessories and all products, proceeds and attachments
			De Lage Landen Financial Services, Inc.	0602011002445 3/21/11	Equipment leased or financed by Secured Party to Debtor, together with all attachments, accessories, substitutions and proceeds

International Academy of Merchandising & Design, Ltd.

JURISDICTION	TYPE OF SEARCH	THROUGH DATE	SECURED PARTY	FILING NO./DATE	COLLATERAL

SOS IL	UCC	12/10/13 through 10/3/14	Ricoh Americas Corporation	14200797 4/13/09	Equipment leased to or financed by Secured Party to Debtor and all products, proceeds and attachments
			Wells Fargo Financial Leasing, Inc.	14229655 4/22/09	Certain Konica Minolta copiers and all attachments, accessories, substitutions and proceeds

Briarcliffe College, Inc.

JURISDICTION	TYPE OF SEARCH	THROUGH DATE	SECURED PARTY	FILING NO./DATE	COLLATERAL
SOS NY	UCC	12/10/13 through 9/30/14	ABN Amro Incorporated, successor in interest to ChiCorp Financial Services, Inc.	002498 1/6/99 Continuation- 11/17/03 Continuation- 11/6/08 Continuation- 12/2/13	Specific equipment and all attachments, accessories, substitutions and proceeds

SCHEDULE 7.03

EXISTING INDEBTEDNESS

	(Dollars or Pounds sterling in thousands)

Letters of credit	$11,863	As of 10/24/2014
Surety Bonds	$10,562	As of 10/24/2014
Amount owed to Regents University as rent credits in connection with London lease assumed by Regents	£1,320	As 10/31/14

Compliance Certificate

SCHEDULE 7.05

DISCONTINUED OPERATIONS

AIU South Florida, Weston FL

Collins College, Phoenix, AZ

Colorado Technical University, North Kansas City, North Kansas City, MO

Colorado Technical University, Pueblo, Pueblo, CO

Colorado Technical University, Sioux Falls, Sioux Falls, SD

Le Cordon Bleu College (or Institute) of Culinary Arts (“LCB”) LCB Pittsburgh, Pittsburgh, PA

International Academy of Design & Technology (“IADT”):

IADT Nashville, Nashville, TN

IADT Detroit, Troy, MI

IADT Sacramento, Sacramento, CA

IADT Schaumburg, Schaumburg, IL

Sanford-Brown College (“SBC”):

SBC Austin, Austin, TX

SBC Boston, Boston, MA

SBC Chicago, Chicago, IL

SBC Cleveland, Cleveland, OH

SBC Collinsville, Collinsville IL

SBC Columbus, Columbus, OH

SBC Dearborn, Dearborn, MI

SBC Farmington, Farmington, CT

SBC Fenton, Fenton, MO

SBC Grand Rapids, Grand Rapids, MI

SBC Hazelwood, Hazelwood, MO

SBC Hillside, Hillside, IL

SBC Houston North Loop, Houston, TX

SBC Indianapolis, Indianapolis, IN

SBC Las Vegas, Henderson, NV

SBC Milwaukee, Milwaukee, WI

SBC Orlando, Orlando, FL

SBC Phoenix, Phoenix, AZ

SBC Portland, Portland, OR

SBC Skokie, Skokie, IL

SBC St. Peters, St. Peters, MO

SBC Tinley Park, Tinley Park, IL

Compliance Certificate

SBC Tysons Corner, McLean, VA

Sanford-Brown Institute (“SBI”):

SBI Cranston, Cranston, RI

SBI Landover, Landover, MD

SBI Orlando, Orlando, FL

SBI Pittsburgh, Pittsburgh, PA

SBI Trevose, Trevose, PA

SBI White Plains, White Plains, NY

SBI Wilkins Township, Pittsburgh, PA

Compliance Certificate

EXHIBIT C

CAREER EDUCATION CORPORATION

CEC EDUCATIONAL SERVICES, LLC

COMPLIANCE CERTIFICATE

To:	BMO Harris Bank N.A., as
Administrative Agent under, and the
Lenders party to, the Credit
Agreement described below

This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Amended and Restated Credit Agreement dated as of December 30, 2013, among Career Education Corporation, CEC Educational Services, LLC and you (as extended, renewed, modified, amended or restated from time to time, the “Credit Agreement”). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1. The officer executing this Compliance Certificate is the duly elected             of Career Education Corporation;

2. The officer executing this Compliance Certificate has reviewed the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements;

3. The examinations described in paragraph 2 did not disclose, and such officer has no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

4. The financial statements required by Section 6.01 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate were prepared in accordance with GAAP and, fairly present in all material respects the financial condition, results of operations, shareholders equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject, in each case, in respect of interim statements to normal year-end adjustments and the absence of footnotes; and

Compliance Certificate

5. The Schedule I hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of such officer’s knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrowers have taken, is taking, or proposes to take with respect to each such condition or event:

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this      day of                      20         .

CAREER EDUCATION CORPORATION

By
Name
Title

Compliance Certificate

SCHEDULE I

TO COMPLIANCE CERTIFICATE

CAREER EDUCATION CORPORATION

CEC EDUCATIONAL SERVICES, LLC

COMPLIANCE CALCULATIONS

FOR AMENDED AND RESTATED

CREDIT AGREEMENT DATED AS OF DECEMBER 30, 2013

CALCULATIONS AS OF                     ,              (THE “CALCULATION DATE”)

A.	Minimum Domestic Cash (Section 7.11(a))

	1.	Unrestricted cash and Cash Equivalents as of

		(a) the Calculation Date	$___________

		(b) , 201 (immediate prior month end)	$___________

		(c) , 201 (month ended two months prior to the Calculation Date)	$___________

		(d) Sum of lines 1(a), 1(b) and 1(c)		$___________

	2.	Unrestricted marketable securities as of	$___________

		(a) the Calculation Date	$___________

		(b) , 201 (immediate prior month end)	$___________

(c) , 201 (month ended two months prior to the Calculation Date)

		(d) Sum of lines 2(a), 2(b) and 2(c)		$___________

	3.	Aggregate amount of Lease Buyouts from October 1, 2014 through

		(a) the Calculation Date	$___________

		(b) , 201 (immediate prior month end)	$___________

		(c) , 201 (month ended two months prior to the Calculation Date)	$___________

		(d) Sum of lines 3(a), 3(b) and 3(c)		$___________

	4.	Sum of lines A1(d), A2(d) and A3(d)		$___________

	5.	Line A4 divided by 3		$___________

	6.	Line A5 shall not be less than		$190,000,000

	7.	The Borrowers are in compliance (circle yes or no)		yes/no

B.	Maximum Lease Buyouts (Section 7.11(b))

	1.	Aggregate amount of Lease Buyouts from October 1, 2014 through the Calculation Date:		$___________

	2.	Line B2 shall not exceed		$___________

		(a) From 10/01/14 through the Calculation Date, if such date is on or prior to 12/31/14		$10,000,000

		(b) From 10/01/14 through the Calculation Date, if such date is after 12/31/14, but on or prior to 03/31/15		$15,000,000

		(c) From 10/01/14 through the Calculation Date, if such date is after 03/31/15, but on or prior to 06/30/15		$20,000,000

		(d) From 10/01/14 through the Calculation Date, if such date is after 06/30/15, but on or prior to the Maturity Date		$25,000,000

	3.	The Borrowers are in compliance (circle yes or no)		yes/no